UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 7, 2006

Date of report (Date of earliest event reported)

ADVANCED BIOENERGY, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-125335	20-2281511
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10201 Wayzata Boulevard, Suite 250 Minneapolis, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

Telephone Number: (763) 226-2701

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On December 19, 2006, Indiana Renewable Fuels, LLC, our wholly owned subsidiary, entered into a letter of intent with ICM, Inc. that sets forth the proposed terms on which ICM will construct a 100 million gallons per year dry mill corn-processing ethanol plant to be located near Argos or Rochester, Indiana.  The foregoing description of this letter of intent does not purport to be complete and is qualified in its entirety by reference to the letter of intent filed as Exhibit 10 to this Form 8-K/A, which is incorporated herein by reference.

Item 2.01               Completion of Acquisition or Disposition of Assets

On November 7, 2006, we entered into a Partnership Interest and Stock Purchase Agreement with HGF Acquisition, LLC, Heartland Grain Fuels, L.P., Heartland Producers, LLC, South Dakota Wheat Growers Association, and Dakota Fuels, Inc. providing for the acquisition of all of the limited partnership interests of Heartland Grain Fuels, LLC held by South Dakota Wheat Growers Association and Heartland Producers together with their stock in Dakota Fuels.  On November 7, 2006, we entered into a Partnership Interest Purchase Agreement with HGF Acquisition, LLC, Aventine Renewable Energy, Inc., Dakota Fuels, Inc., South Dakota Wheat Growers Association, Heartland Producers, LLC and Heartland Grain Fuels, L.P. providing for the acquisition of all of the partnership interests of Heartland Grain Fuels, L.P. held by Aventine, which constitutes 5% of the partnership interests in Heartland Grain Fuels.

The closing of the purchase of the limited partnership interests of Heartland Grain Fuels, L.P. owned by Aventine and South Dakota Wheat Growers Association and the stock of Dakota Fuels owned by South Dakota Wheat Growers Association occurred on November 8, 2006.  The closing of the purchase of the limited partnership interests in Heartland Grain Fuels, L.P. and the stock of Dakota Fuels owned by Heartland Producers is subject to regulatory approval and approval of the transaction by the members of Heartland Producers.  The interests of Heartland Producers in Heartland Grain Fuels, L.P. and its stock in Dakota Fuels will be purchased for an aggregate of $7,795,200 in cash and the issuance of 1,228,547 membership units of our company.

The sole purpose of this amendment to the initial Form 8-K is to incorporate as part of the initial Form 8-K the information set forth below under Item 9.01 as required by Item 9.01 of Form 8-K.

Item 9.01       Financial Statements and Exhibits

(a)   Financial statements of business acquired

Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the attached financial statements were omitted from disclosure contained in the initial Form 8-K.  Attached hereto as Exhibits 99.1 and 99.2, and incorporated herein by reference, are the audited financial statements of Heartland Grain Fuels, L.P. for the years ended December 31, 2005, December 31, 2004 and December 31, 2003 and the unaudited interim financial statements of Heartland Grain Fuels, L.P. for the nine months ended September 30, 2006 and September 30, 2005.

(b)   Pro forma financial information

Pursuant to paragraph (b)(2) of Item 9.01 of Form 8-K, the attached financial statements were omitted from disclosure contained in the initial Form 8-K.  Attached hereto as Exhibit 99.3 and incorporated herein by reference, is the required unaudited pro forma combined financial statements.

(d)   Exhibits

10	Letter of Intent with ICM, Inc. dated December 19, 2006*
23	Consent of Gardiner Thomsen, P.C.
99.1	Audited financial statements of Heartland Grain Fuels, L.P. for the years ended December 31, 2005, December 31, 2004 and December 31, 2003
99.2	Unaudited financial statements of Heartland Grain Fuels, L.P. for the nine months ended September 30, 2006 and September 30, 2005
99.3	Unaudited pro forma combined financial statements
Unaudited pro forma combined balance sheet as of September 30, 2006
Unaudited pro forma combined statement of operations for the year ended September 30, 2006.

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*   Material has been omitted pursuant to a request for confidential treatment and these materials have been filed separately with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2006		ADVANCED BIOENERGY, LLC
	By	/s/ Richard Peterson
Richard Peterson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
10	Letter of Intent with ICM, Inc. dated December 19, 2006	Filed Electronically*
23	Consent of Gardiner Thomsen, P.C.	Filed Electronically
99.1	Audited financial statements of Heartland Grain Fuels, L.P. for the years ended December 31, 2005, December 31, 2004 and December 31, 2003	Filed Electronically
99.2	Unaudited financial statements of Heartland Grain Fuels, L.P. for the nine months ended September 30, 2006 and September 30, 2005	Filed Electronically
99.3	Unaudited Pro Forma Combined Financial Statements	Filed Electronically

*                    Material has been omitted pursuant to a request for confidential treatment and these materials have been filed separately with the Commission.